DEBT	12 Months Ended
Dec. 31, 2024
Disclosure of detailed information about borrowings [Abstract]
DEBT [Text Block]

12 DEBT

Debt are comprised of the following:

	December 31, 2024	December 31, 2023
Convertible Debentures debt liability	13,963	10,028
Convertible Debentures derivative liability	2,611	616
Equipment loans	133	177
Total debt	16,707	10,821
Less: Current portion	16,707	10,779
Long term portion	-	42

Convertible debt facility

A summary of the changes in the convertible facility for the year ended December 31, 2024 and 2023 is as follows:

	Convertible facility - liability component	Convertible facility - derivative component	Total
Balance, December 31, 2022	8,463	1,585	10,048
Transaction costs	(95)	-	(95)
Interest accruals	975	-	975
Accretion	588	-	588
Change on debt modification	98	-	98
Change in fair value of derivative	-	(969)	(969)
Balance, December 31, 2023	10,028	616	10,644
Addition	3,936	1,064	5,000
Transaction costs	(452)	-	(452)
Accrued interest	1,154	-	1,154
Accretion	810	-	810
Change on debt modification	(1,513)	-	(1,513)
Change in fair value of derivative	-	931	931
Balance, December 31, 2024	13,963	2,611	16,574

On July 28, 2022, the Company executed a credit agreement with Beedie Investment Ltd. ("Lender"), for the issuance of a non-revolving term convertible debt facility ("Convertible Facility") in the principal amount up to $20.0 million. The agreement included an initial advance of $10.0 million, with another $10.0 million available to the Company in the form of drawdown tranches at a minimum of $2.5 million. The Convertible Facility bears interest at a rate of 8.75% per annum on the drawn amount and a standby fee of 2.00% per annum on the undrawn amounts. The Convertible Facility is secured by the Company's material assets and guaranteed by the Company's subsidiaries at that time.

On August 4, 2022, the Company drew an initial advance of $10.0 million at a conversion price of $2.25, with a maturity of July 28, 2025. Interest accrued at 8.75% per annum, compounded quarterly, and was added to the principal over a 24 month period. The proceeds from this advance were used for the DeLamar development project.

On May 4, 2023, the Convertible Facility was amended to in connection with the MPM Acquisition. The amended agreement modified the conversion price from $2.25 to $1.73 and increased the interest rate from 8.75% to 9.25% per annum.

On November 8, 2024, the Company further amended the agreement and drew a subsequent advance of $5.0 million in connection with the acquisition of FCGI. Under the amended agreement, the conversion price for both the initial and subsequent advances was adjusted to $1.22, and the maturity date was extended from July 28, 2025 to July 31, 2027. As of December 31, 2024, the Convertible Facility balance outstanding was $15.0 million (2023 - $10.0 million), with accrued interest of $2.1 million (2023 - $1.0 million).

Interest are being accrued until December 31, 2024. Subsequent to December 31, 2024, interest will be payable quarterly, either in cash or shares, and the Company’s election.

Transaction cost and standby fees were capitalized and classified on the consolidated statement of financial position as a non-current asset. These costs are applied against the advances when drawn. During the year ended December 31, 2024, transaction costs of $0.5 million were applied against the drawn amount of the Convertible Facility. As at December 31, 2024, $0.5 million remain unamortized.

The Company assessed the amendments to the Convertible Facility under IFRS 9 Financial instruments, which requires derecognition of a financial liability when it is either extinguished or substantially modified. To determine whether the amendments constituted an extinguishment, the Company performed the 10% test, which compares the net present value of future cash flows under the new terms, discounted at the original effective interest. Since the difference did not exceed 10%, the amendments were accounted for as a modification rather than a new liability. Accordingly, the carrying amount of the existing debt was adjusted and any resulting gain or loss was recognized in the consolidated statements of loss and comprehensive loss. As of December 31, 2024, a gain of $1.5 million was recognized due to the change in fair value of debt (2023 - a loss of $0.1 million).

The Convertible Facility is classified as a current liability given that it is convertible at anytime prior to the prepayment of the outstanding principal, at the option of the Lender. As of December 31, 2024, the Company was in compliance with the covenants related to the Convertible Facility.

Under the Convertible Facility agreement, the Company has a one-time right to require the Lender to convert up to 50% of the outstanding principal into the Company's common shares if certain market conditions are met. Specifically, if the volume-weighted average price ("VWAP") of the Company's shares at market close remains at least 50% above the applicable conversion price for 30 consecutive trading days, the Company may elect this conversion, provided no event of default has occurred or is continuing.

The Company also has the right to prepay outstanding advances at any time, provided no event of default has occurred or is continuing. If prepayment is made before 48 months from the advance date, a make-whole fee applies, equal to the interest that would have accrued over this period, less any interest already paid. If prepayment occurs after 48 months, a 2% prepayment fee applies. This calculation applies to the initial advance. For the subsequent advance, since the maturity is approximately 33 months from the advance date, the make-whole fee applies for 33 months of interest, less any interest already paid, and the 2% prepayment fee does not apply unless the maturity of the Convertible Facility is extended.

As at December 31, 2024, the derivative component was estimated at $2.6 million (2023 - $0.6 million).

The assumptions used in the valuation model were as follows:

	December 31, 2024	December 31, 2023
Maturity date	July 31, 2027	August 04, 2025
Risk-free rate	4.39%	5.24% - 4.33%
Exchange rate (USD to CAD)	1.4389	1.3226
Share price	0.86	1.05
Expected volatility	57.10%	61.30%
Dividend yield	-	-
Annual interest rate	9.25%	9.25%
Conversion price (per share)	1.22	1.73
Conversion price cap	1.83	2.60
Credit spread	n/a	10.75%